SEASONS SERIES TRUST
Focus TechNet Portfolio
Focus Growth and Income Portfolio
Large Cap Composite Portfolio
Focus Growth Portfolio
Large Cap Growth Portfolio
Supplement to the Prospectus dated July 28, 2010
     Effective October 4, 2010, the Focus TechNet Portfolio, the Focus Growth and Income Portfolio, and the Large Cap Composite Portfolio (each, a “Target Portfolio”), were reorganized into another existing Portfolio of Seasons Series Trust (each, an “Acquiring Portfolio”), as approved by shareholders at the Special Meeting of Shareholders held September 17, 2010. Each transaction is referred to as a “Reorganization.” The Target Portfolio and the Acquiring Portfolio for each Reorganization are shown in the table below.

Target Portfolios	Acquiring Portfolios
Focus TechNet Portfolio	Focus Growth Portfolio
Focus Growth and Income Portfolio	Focus Growth Portfolio
Large Cap Composite Portfolio	Large Cap Growth Portfolio
     In each Reorganization, all of the Target Portfolio’s assets and liabilities were transferred to the respective Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. Shareholders of the Target Portfolio received shares of the respective Acquiring Portfolio, the total value of which was equal to the total value of their shares of the Target Portfolio on the date of the Reorganization. Each Target Portfolio ceased operations after its respective Reorganization.
Date: October 4, 2010
Version: Combined Master
Effective October 4, 2010